Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 300,000,000
Previously Paid Amount	0
Total Fee Amount	45,930
Total Offset Amount	1,517.73
Net Fee	$ 44,412.27